UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2025

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach,	Florida	32963
(Address of Principal Executive Offices)		(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 7.00% Series C Cumulative Redeemable	ARR-PRC	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

ARMOUR Residential REIT, Inc. (“ARMOUR”) held its Annual Meeting at 8:00 a.m. (EDT) on May 1, 2025, for the purpose of: (i) electing eight (8) directors to ARMOUR’s Board of Directors until its 2026 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) ratifying the appointment of Deloitte & Touche LLP (“Deloitte”) as ARMOUR’s independent registered certified public accountants for fiscal year 2025; and (iii) approving, by a non-binding advisory vote, ARMOUR’s 2024 executive compensation. As of the record date of March 7, 2025, there were a total of 79,968,016 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 55,613,464 shares of Common Stock, or approximately 69.54% of the shares outstanding and entitled to vote at the Annual Meeting, were represented in person or by proxy; therefore, a quorum was present.

Proposal 1 — To elect eight (8) directors to ARMOUR’s Board of Directors until its 2026 annual meeting of stockholders and until their successors are duly elected and qualified.
The eight (8) nominees proposed by ARMOUR’s Board of Directors were each elected to serve as a director until ARMOUR’s annual meeting of stockholders to be held in 2026 and until his or her successor is duly elected and qualified. The voting results for each nominee were as follows.

Nominee	For	Against	Abstain	Broker Non-Votes
Scott J. Ulm	31,291,474	1,274,450	297,736	22,749,804
Daniel C. Staton	29,127,383	3,446,693	289,584	22,749,804
Marc H. Bell	26,658,777	5,919,759	285,124	22,749,804
Z. Jamie Behar	29,228,659	3,339,176	295,825	22,749,804
Carolyn Downey	28,374,164	4,207,958	281,538	22,749,804
Robert C. Hain	30,128,881	2,446,207	288,572	22,749,804
John P. Hollihan, III	30,912,463	1,661,015	290,182	22,749,804
Stewart J. Paperin	31,007,982	1,572,963	282,715	22,749,804

Proposal 2 — To ratify the appointment of Deloitte & Touche LLP as ARMOUR’s independent registered certified public accountants for fiscal year 2025.

Stockholders voted to ratify the appointment of Deloitte as ARMOUR’s independent registered certified public accountants for the fiscal year ending December 31, 2025. The proposal received the following final voting results:

For	Against	Abstain
54,008,343	916,357	688,764

Proposal 3 — To approve, by a non-binding advisory vote, ARMOUR’s 2024 executive compensation.

Stockholders voted to approve, by a non-binding advisory vote, ARMOUR’s 2024 executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
30,458,051	1,831,404	574,205	22,749,804

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2025

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ Gordon M. Harper
Name: Gordon M. Harper
Title: Chief Financial Officer